FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2014 ( August 28, 2014)

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact name of registrant as specified in its charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)
(State of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of principal executive offices) (Zip Code)

(650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On August 28, 2014, Essex Property Trust, Inc. (“Essex”) entered into three separate equity distribution agreements (collectively, the “New Equity Distribution Agreements”) with Jefferies LLC ("Jefferies"), J.P. Morgan Securities LLC ("JP Morgan"), and UBS Securities LLC ("UBS"), to add them as sales agents, for the purpose of selling shares of common stock in at-the-market offerings or negotiated transactions from time to time pursuant to our automatic shelf registration statement on Form S-3 filed on May 12, 2014, and prospectus supplement filed on August 28, 2014.

Previously, on May 15, 2014, Essex entered into equity distribution agreements with each of Cantor Fitzgerald & Co. (“Cantor”), Barclays Capital Inc. (“Barclays”), BMO Capital Markets Corp. (“BMO”), Citigroup Global Markets Inc. (“Citigroup”), Liquidnet, Inc. (“Liquidnet”), Mitsubishi UFJ Securities (USA), Inc. (“Mitsubishi”) and BNP Paribas Securities Corp. (“BNP”) (together with Jefferies, JP Morgan and UBS, the "Sales Agents"). On August 28, 2014, Essex entered into amended and restated equity distribution agreements (the "Amendments," and together with the New Equity Distribution Agreements, the "Agreements"). The principal purpose of the Amendments was to reference Jefferies, JP Morgan and UBS as additional Sales Agents. Pursuant to a prospectus supplement, filed on May 15, 2014 and the equity distribution agreements entered into on that date, Essex has sold shares of common stock. That prior prospectus supplement was superseded by a prospectus supplement filed on August 28, 2014. Pursuant to that August 28, 2014 prospectus supplement, there is the remaining capacity for Essex to offer and sell up to 3,722,294 shares of common stock. In accordance with the terms of the Agreements, Essex  may offer and sell these shares from time to time through the Sales Agents, as agents or principals.  Further details regarding the Agreements are set forth in Essex's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 19, 2014, which is incorporated herein by reference.

A copy of the form of the New Equity Distribution Agreement and form of the Amendments are filed as Exhibits 10.1 and 10.2, respectively, to this report as set forth Item 9.01(d) below, and such exhibits are incorporated herein by reference. The New Equity Distribution Agreements and Amendments with the parties listed above are substantially identical in all material respects to these forms, except as to the parties, and are omitted from exhibits filed herewith in reliance on instruction 2 to Item 601 of Regulation S-K, and the registrant will file executed copies of the omitted exhibits if so requested by the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1 Form of Equity Distribution Agreement between Essex Property Trust, Inc. and various entities, dated August 28, 2014

10.2 Form of Amended & Restated Equity Distribution Agreement between Essex Property Trust, Inc. and various entities, dated August 28, 2014

Schedule of omitted agreements executed on August 28, 2014 referred to in Item 1.01 above:

•	Equity Distribution Agreement between Essex Property Trust, Inc. and Jefferies LLC, dated August 28, 2014
•	Equity Distribution Agreement between Essex Property Trust, Inc. and J.P. Morgan Securities LLC, dated August 28, 2014
•	Equity Distribution Agreement between Essex Property Trust, Inc. and UBS Securities LLC, dated August 28, 2014
•	Amended & Restated Equity Distribution Agreement between Essex Property Trust, Inc. and Cantor Fitzgerald & Co., dated August 28, 2014
•	Amended & Restated Equity Distribution Agreement between Essex Property Trust, Inc. and Barclays Capital Inc., dated August 28, 2014
•	Amended & Restated Equity Distribution Agreement between Essex Property Trust, Inc. and BMO Capital Markets Corp., dated August 28, 2014
•	Amended & Restated Equity Distribution Agreement between Essex Property Trust, Inc. and BNP Paribas Securities Corp., dated August 28, 2014
•	Amended & Restated Equity Distribution Agreement between Essex Property Trust, Inc. and Citigroup Global Markets, Inc., dated August 28, 2014
•	Amended & Restated Equity Distribution Agreement between Essex Property Trust, Inc. and Liquidnet, Inc., dated August 28, 2014
•	Amended & Restated Equity Distribution Agreement between Essex Property Trust, Inc. and Mitsubishi UFJ Securities (USA), Inc., dated August 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Essex Property Trust, Inc.

/s/ Michael T. Dance
Name: Michael T. Dance
Title: Executive Vice President & Chief Financial Officer
Date:  September 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Essex Portfolio, L.P.
By: Essex Property Trust, Inc.

/s/ Michael T. Dance
Name: Michael T. Dance
Title: Executive Vice President & Chief Financial Officer
Date:  September 2, 2014